UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Airport Industrial Drive Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	GTLS	New York Stock Exchange
Depositary shares, each representing 1/20th interest in a share of 6.75% Series B Mandatory Convertible Preferred Stock, par value $0.01	GTLS.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2025, Ms. Stephanie W. Everett, Chief Accounting Officer of Chart Industries, Inc. (the “Company”), announced her intention to retire from the Company effective as of May 31, 2025. Mr. Mark Durham, age 47, currently the Company’s Senior Vice President of Finance, will become the Company’s Chief Accounting Officer upon Ms. Everett’s retirement. Ms. Everett will assist with the transition of her responsibilities to Mr. Durham through the date of her retirement.

Mr. Durham has served as the Company’s Senior Vice President of Finance since May 2023, and in that role he has focused on the Company’s financial activities across the globe including regional FP&A and consolidation, shared business services and operational accounting. Prior to that, Mr. Durham was most recently the Global Finance Director at Howden, where he led, among other tasks, day-to-day finance and controlling operations, SOX and internal control and ERP/data strategy.

In connection with Mr. Durham’s promotion and additional responsibilities, the following will apply:

•	Mr. Durham’s base salary will be increased to £315,000 on an annualized basis;

•	Mr. Durham’s target incentive amount for 2025 under the Company’s annual cash incentive (“STI”) program will be increased to 40% of his base salary; and

•	Mr. Durham’s long-term incentive (“LTI”) target will be increased to 50% of his base salary.

The revised STI and LTI targets will apply for the full fiscal 2025.

There are no arrangements or undertakings between Mr. Durham and other persons pursuant to which he was selected to serve as the Company’s Chief Accounting Officer, nor are there any family relationships between Mr. Durham and any of the Company’s directors or executive officers. Mr. Durham has no material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: May 5, 2025

	By:	/s/ Jillian C. Evanko
	Name:	Jillian C. Evanko
	Title:	President and Chief Executive Officer